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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement Nos. 33-12399, 33-40796, 33-78584 and 33-65081 of Dionex Corporation on Form S-8 of
our reports dated July 19, 1996, appearing in and incorporated by reference in this Annual Report on Form 10-K of Dionex Corporation for the year ended June 30, 1996.




DELOITTE & TOUCHE LLP

San Jose, California
September 23, 1996